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                                                                    Exhibit 10.3
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THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS
AMENDED (THE "ACT"), OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS IT HAS BEEN REGISTERED UNDER THE ACT AND SUCH LAWS OR (1) REGISTRATION UNDER APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED AND (2) AN OPINION OF COUNSEL SATISFACTORY TO ARONEX IS FURNISHED TO ARONEX TO THE EFFECT THAT REGISTRATION UNDER THE ACT IS NOT REQUIRED.

                                PROMISSORY NOTE

$2,000,000                                                      9/13, 1996
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                                                            The Woodlands, Texas

 FOR VALUE RECEIVED, Aronex Pharmaceuticals, Inc., a Delaware corporation ("Aronex"), hereby unconditionally promises to pay to Genzyme Corporation ("Genzyme"), on 9/13, 1997 (the "Maturity Date"), the principal amount of Two Million Dollars ($2,000,000), or such lesser amount as may be determined pursuant to the second paragraph hereof, and to pay interest on the principal amount of $2,000,000 to Genzyme at the rate of nine percent (9%) per annum from the date hereof until paid in full, calculated on the basis of a 360-day year for the actual number of days elapsed. Any payments of interest or principal which are not paid when due shall bear interest at a rate equal to 2% per annum above the rate of interest set forth in the prior sentence. This Note is issued pursuant to Amendment No. 2 of the Stock Purchase Agreement dated 9/10, 1996 between Aronex and Genzyme (the "Advance Agreement") and is subject to all the terms and conditions contained in, and is entitled to the benefits of, the Advance Agreement. All capitalized terms used and not otherwise defined herein shall have the meanings given to them in the Advance Agreement, the Stock Purchase Agreement (as hereinafter defined) or the License and Development Agreement (as hereinafter defined), as the case may be. The Stock Purchase Agreement means the Common Stock Purchase Agreement dated as of September 10, 1993 between Aronex and Genzyme, as amended by Amendment No. 1 dated September 8, 1995 and as further amended by the Advance Agreement. The License and Development Agreement means the License and Development Agreement dated as of September 10, 1993 between Aronex and Genzyme, as amended by Amendment No. 1 dated September 8, 1995.

 All payments of principal and interest shall be made at the offices of Genzyme set forth in the Stock Purchase Agreement and at the times set forth herein. Principal amounts outstanding hereunder may not be prepaid, in whole or in part, prior to the Maturity Date without the prior written consent of Genzyme. All principal payments hereunder shall be in immediately available funds and accompanied by payment of all accrued interest on the amount repaid to the date of repayment. In case any payment date for principal or interest falls on a Saturday, Sunday or holiday, payment shall be made on the preceding business day.

 At the Additional Shares Closing (as such term is defined in the Stock Purchase Agreement), upon fulfillment or waiver of the conditions set forth in Section 3 of the Stock Purchase Agreement, Genzyme shall surrender this Note to Aronex for cancellation in exchange for certificates for the number of shares of Aronex Common Stock to which Genzyme is entitled pursuant to the Advance Agreement. If so requested by Aronex, the Note surrendered for conversion shall be endorsed or accompanied by written instrument or instruments of transfer, in form reasonably satisfactory to Aronex, duly executed by an authorized officer of Genzyme or by its attorney duly authorized in writing.

 PRESENTMENT, DEMAND, PROTEST AND NOTICE OF DISHONOR AND NON-PAYMENT ARE HEREBY WAIVED BY THE UNDERSIGNED.
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 This Note shall be governed by the laws of the Commonwealth of Massachusetts and shall have the effect of an instrument under seal as of the date first above written.

                                         Aronex Pharmaceuticals, Inc.


                                         By:   /s/ James Chubb
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                                         Name:     James Chubb
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                                         Title:    President
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